SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15 (D)
                                     of the
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of Earliest Event Reported): March 10, 2006



                                  DONOBI, INC.
                                  ------------
             (Exact name of registrant as specified in its charter)



          Nevada                       33-20783-D                84-1064958
          ------                       ----------                ----------
(State or other jurisdiction    (Commission File Number)   (IRS Employer ID No.)
     of incorporation)

                                3256 Chico Way NW
                               Bremerton, WA 98312
                               -------------------
               (Address of principal executive offices) (Zip Code)


                                 (360) 782-4477
                                 --------------
              (Registrant's telephone number, including area code)







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Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995
--------------------------------------------------------------------------------

Information included in this Form 8-K may contain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). This information may involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of DONOBi, Inc. ("Donobi") and Gotaplay Interactive, Inc. ("Gotaplay"), collectively referred to herein as the "Companies"), to be materially different from future results, performance or achievements expressed or implied by any forward-looking statements. Forward-looking statements, which involve assumptions and describe future plans, strategies and expectations of the Companies, are generally
identifiable   by  use  of  the  words  "may,"   "will,"   "should,"   "expect,"
"anticipate," "estimate," "believe," "intend" or "project" or the negative of these words or other variations on these words or comparable terminology. Forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that any projections or other expectations included in any forward-looking statements will come to pass. The actual results of the Companies could differ materially from those expressed or implied by the forward-looking statements as a result of various factors. Except as required by applicable laws, Donobi undertakes no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     A. On March 24, 2006, Registrant entered into an Agreement to merge with Gotaplay Interactive, Inc. ("Gotaplay"), a privately held Nevada corporation. Pursuant to the terms of the Agreement: (a) Registrant has undertaken to complete a one for 6 reverse stock split, thereby reducing the issued and outstanding shares of common stock from 32,031,984 to 5,338,664; (b) Registrant will issue 19,900,000 post-reverse split shares of common stock to the stockholders of Gotaplay on a pro-rata basis; (c) Registrant will be the surviving corporation; (d) An amendment to the Articles of Incorporation of the Registrant will be filed to change the name of Registrant to "Gottaplay Interactive, Inc."; and, (e) Except for William M. Wright, III and Norm Johnson, the directors of the Registrant will resign and the three current directors of Gotaplay will be elected to the board of directors of Registrant.

     The closing ("Closing") is subject to the completion of the reverse stock split, completion of required audits and legal filings and other statutory requirements, and is expected to occur in the latter part of April, 2006.

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

     B. On March 10, 2006 Registrant executed a Letter Agreement with Highgate House Funds, Ltd. ("Highgate"), the holder of a $700,000 Secured Convertible Debenture (the "Debenture") secured by 11.5 million pre-reverse split shares of Registrant's common stock. The Letter Agreement provides that Highgate will not seek to convert the Debenture so long as Registrant repays the indebtedness by paying an initial payment of $25,000 and $70,000 per month commencing in May
2006, until the entire Debenture is paid. Upon the final payment of the Debenture, the shares held as security will be returned to Registrant for cancellation. Registrant paid the initial payment of $25,000 on March 17, 2006.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized. Dated:


March 28,  2006                          DONOBI,  INC.
                                         (Registrant)


                                         By:   s/William M. Wright, III
                                            ------------------------------------
                                            William M. Wright III, President


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